UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to SECTION 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):        December  22, 2004
                                                 -------------------------------

                           Dyadic International, Inc.
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             (Exact name of registrant as specified in its charter)

              Delaware                               333-102629                             45-0486747
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    (State or other jurisdiction                     (Commission                           (IRS Employer
          of incorporation)                         File Number)                        Identification No.)
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140 Intracoastal Pointe Drive, Suite 404
            Jupiter, Florida                                          33477
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(Address of principal executive offices)                           (Zip Code)

Registrant's telephone number, including area code:            (561) 743-8333
                                                   -----------------------------

      CCP Worldwide, Inc., 6040-A Six Forks Road, Suite 179, Raleigh, North
                                 Carolina 27609
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) o

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                                Explanatory Note

      On December 23, 2004, the registrant filed a Current Report on Form 8-K
(the "Original Filing") reporting that the Registrant had determined to change its independent registered public accounting firm from Sherb & Co., LLP to Ernst
& Young LLP. This amendment to the Original Filing is being filed to amend and restate Item 4.01 and add new Item 9.01 to include a letter from Sherb & Co., LLP, dated December 27, 2004, to the Securities and Exchange Commission. A copy of the letter is attached hereto as Exhibit 16.1.


SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.01  Change in Registrant's Certifying Accountant

      The Registrant, Dyadic International, Inc., a Delaware corporation formerly known as CCP Worldwide, Inc., consummated, on October 29, 2004, its acquisition via a reverse acquisition transaction (the "Merger") of Dyadic
International (USA), Inc., a Florida corporation formerly known as Dyadic
International, Inc. ("Dyadic-Florida").

      The independent registered public accounting firm for the Registrant was Sherb & Co., LLP, and the independent auditors for Dyadic-Florida have been Ernst & Young LLP. Because the Merger will be treated as a reverse acquisition for accounting purposes, future historical financial reports filed by the Registrant will be those of Dyadic-Florida, the accounting acquirer.
Accordingly, the Registrant's Board of Directors determined to change its independent registered public accounting firm from Sherb & Co., LLP to Ernst &
Young LLP. Sherb & Co., LLP was dismissed as the independent registered public accounting firm of the Registrant on December 22, 2004, and Ernst & Young LLP was engaged as the independent registered public accounting firm for the Registrant on December 22, 2004. As a result of being the auditors of Dyadic-Florida, Ernst & Young LLP did have consultations with Dyadic-Florida regarding the Merger.

      The reports of Sherb & Co., LLP on the Registrant's financial statements for the past fiscal year did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, but did include an explanatory paragraph relating to the Registrant's ability to continue as a "going concern."

      In connection with the audits of the Registrant's financial statements for the fiscal year ended December 31, 2003, and through the date of the dismissal, there were no disagreements with Sherb & Co., LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Sherb & Co., LLP, would have caused Sherb & Co., LLP to make reference to the matter in its reports.

      During the most recent fiscal year and through the date of the dismissal of Sherb & Co., LLP, no information is required to be reported under Item
304(a)(1)(iv)(B) of Regulation S-B.

      Sherb & Co, LLP has furnished the Registrant with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. This letter is attached hereto as Exhibit 16.1.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01  Financial Statements and Exhibits

         (c)      Exhibits.

      The following exhibits are furnished in accordance with the provisions of
Item 601 of Regulation S-K:

  Exhibit
   Number                          Description of Exhibit
-----------      ---------------------------------------------------------------
    16.1         Letter from Sherb & Co., LLP on change in certifying accountant

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           DYADIC INTERNATIONAL, INC.



Date:  December 29, 2004               By:  /s/Mark A. Emalfarb
                                            -------------------
                                            Name:  Mark A. Emalfarb
                                            Title: President and Chief Executive
                                                   Officer